UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 20, 2010
               ------------------------------------------------
               Date of Report (date of earliest event reported)


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.
             ----------------------------------------------------
             Exact name of Registrant as Specified in its Charter

         Colorado                 000-19333                84-1176672
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State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number


           Box 566/1774 Summitview Way, Crestone, Colorado 81131
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         Address of Principal Executive Offices, Including Zip Code


                                (212) 758-6622
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             Registrant's Telephone Number, Including Area Code


                                 Not applicable
          -----------------------------------------------------------
          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On December 22, 2010 the Company executed a final agreement with William O'Neill pursuant to which he will become Bion's CEO on January 1, 2011. The agreement runs through December 31, 2014. Mr. O'Neill will also join the Company's Board of Directors at that date. Prior to joining the Company, Mr. O'Neill served as Vice President-Business Development of Advanced Brands until its sale during 2010. The 'short-form' agreement (which is incorporated into the final agreement) and Mr. O'Neill's resume are attached as Exhibits 10.1 and 10.2 to our Form 8-K dated November 11, 2010. The final agreement is attached as Exhibit 10.1 hereto (without exhibits).

     On December 21, 2010 the Company executed a final agreement with Edward T. Schafer pursuant to which he will become Bion's Executive Vice Chairman on January 1, 2011. The agreement runs through December 31, 2013. Mr. Schafer will also join the Company's Board of Directors at that date.
Mr. O'Neill previously served as Governor of North Dakota and US Secretary of Agriculture. The 'short-form' agreement (which is incorporated into the final agreement) is attached as Exhibits 10.1 to our Form 8-K dated July 27, 2010. The final agreement is attached as Exhibit 10.2 hereto (without exhibits). Mr. Schafer's resume is attached hereto as Exhibit 10.3.

ITEM 8.01 OTHER EVENTS.

     On December 20, 2010 the Company was informed that the Pennsylvania Infrastructure Investment Authority ('Pennvest') had approved our initial reimbursement/draw request of approximately $1.8 million (before retainage) on the Company's previously announced loan from Pennvest for the initial stage of the Kreider project. Bion anticipates receipt of such funds (subject to the terms and conditions of the loan) from Pennvest during the first week of January 2011. The Company will be making further reimbursement/draw requests over the next months as construction proceeds and is completed and operations commence on the initial Kreider system.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

          Exhibit 10.1   O'Neill Employment Agreement (dated December 22,
                         2010).

          Exhibit 10.2   Schafer Employment Agreement (dated December 21,
                         2010).

          Exhibit 10.3   Biography of Edward T. Schafer.


                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Bion Environmental Technologies, Inc.



Date:  December 28, 2010           By:/s/ Mark A. Smith
                                      Mark A. Smith, President